UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

ALTITUDE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39772	85-2533565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

400 Perimeter Center Terrace Suite 151

Atlanta, Georgia 30346

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (800) 950-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	ALTUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	ALTU	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ALTUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Altitude Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) from June 11, 2022 to October 11, 2022 (the “Extension Amendment Proposal”).

The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
26,035,519	2,392,131	4

In connection with the Special Meeting, stockholders holding an aggregate of 24,944,949 shares of the Company’s Class A common stock exercised their right to redeem their shares for approximately $10.01 per share of the funds held in the Company’s trust account, leaving approximately $50,600,000 in cash in the trust account after satisfaction of such redemptions.

In addition, on June 10, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File - Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE ACQUISITION CORP.

By:	/s/ Gary Teplis
Name:	Gary Teplis
Title:	Chief Executive Officer

Date: June 14, 2022